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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 1999


                              CIT RV TRUST 1999-A
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       000-26163                                           36-4294964
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(Commission File Number)                       (IRS Employer Identification No.)


                            c/o The Bank of New York
                               101 Barclay Street
                             New York, New York 10286
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              (Address of principal executive offices and zip code)


                                 (212) 815-8195
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               Registrants' telephone number, including area code:


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

     On May 19, 1999 The CIT Group Securitization Corporation II (the "Company") sold $189,940,000 aggregate principal amount of Class A-1 5.33% Asset-Backed Notes, $104,360,000 aggregate principal amount of Class A-2 5.78% Asset-Backed Notes, $109,680,000 aggregate principal amount of Class A-3 5.96% Asset-Backed Notes, $86,480,000 aggregate principal amount of Class A-4 6.16% Asset-Backed Notes, $45,220,000 aggregate principal amount of Class A-5 6.24% Asset-Backed Notes, $28,500,000 aggregate principal amount of Class B 6.44% Asset-Backed Notes (the "Notes") and $11,515,205 aggregate principal amount of 7.21% Asset-Backed Certificates (the "Certificates"). The Notes and the Certificates have the benefit of certain funds deposited in a reserve account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus supplement dated May 12, 1999 to the prospectus dated March 11, 1999 (the "Prospectus").

     The Certificates represent an ownership interest in the CIT RV Trust 1999-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.1.

     The property of the Trust primarily consists of a pool of simple interest retail installment sale contracts and direct loans secured by the new and used recreation vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $9,670,317 which was deposited in the reserve account from the proceeds of loan made by The CIT Group/Sales Financing, Inc. pursuant to a Loan Agreement annexed hereto as
Exhibit 10.2.

     All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as
Exhibit 10.1, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.     Description

          1.1 Underwriting Agreement among The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc., The CIT


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               Group, Inc. and Credit Suisse First Boston Corporation on behalf of itself and as representative of the several underwriters dated May 12, 1999.

          4.1 Indenture between the CIT Marine Trust 1999-A and FMB Bank, as Indenture Trustee, dated as of May 1, 1999.

          4.2 Trust Agreement between The CIT Group Securitization Corporation II, The Bank of New York (Delaware), as Delaware Trustee, and The Bank of New York, as Owner Trustee, dated as of May 1, 1999.

          4.3 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and CIT RV Trust 1999-A, dated as of May 1, 1999.

          10.1 Purchase Agreement between The CIT Group/Sales Financing, Inc. and The CIT Group Securitization Corporation II, dated as of May 1, 1999.

          10.2 Loan Agreement among CIT RV Trust 1999-A, and FMB Bank, as Indenture Trustee and The CIT Group/Sales Financing, Inc., as Servicer and Lender.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CIT RV TRUST 1999-A


                                   By: The CIT Group/Sales Financing, Inc.,
                                       as Servicer



                                   By: /s/ FRANK J. MADEIRA
                                       --------------------------------------
                                       Name: Frank J. Madeira
                                       Title: Vice President

Dated: May 27, 1999